COLUMBIA FUNDS VARIABLE INSURANCE TRUST

                   Columbia Money Market Fund, Variable Series

      Supplement dated December 5, 2008 to the Prospectus dated May 1, 2008

On November 24, 2008, the U.S. Department of Treasury announced the extension of the Department's Temporary Guarantee Program for Money Market Funds from December 19, 2008 through April 30, 2009 (the "Program"). The Board of Trustees of the money market fund listed above (the "Fund"), which currently participates in the initial phase of the Program, has approved the Fund's continued participation in the Program.

Similar to the initial phase of the Program, and subject to certain conditions and limitations, share amounts held by investors in the Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the market-based net asset value per share is less than $0.995 (i.e., does not round to $1.00) (a "guarantee event") and the Fund subsequently liquidates. The Program only covers the amount a shareholder held in the Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a guarantee event occurs, whichever is less. Accordingly, Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program. A shareholder who has continuously maintained an account with the Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a guarantee event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The cost to participate in the Program will be borne by the Fund without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may further extend the Program through the close of business on September 18, 2009. If the Program is further extended, the Fund will consider whether to continue to participate. Any additional cost to participate in a further extension of the Program may also be borne by the Fund at that time.


        Shareholders should retain this Supplement for future reference.